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                  SHEFFIELD STEEL CORPORATION AND SUBSIDIARIES

                                 EXHIBIT 10.30

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                         THIRD AMENDMENT TO REAL ESTATE
                        MORTGAGE AND SECURITY AGREEMENT


     This Third Amendment to Real Estate Mortgage and Security Agreement is made and entered into as of July 31, 1996, by and between SAND SPRINGS RAILWAY COMPANY, an Oklahoma corporation ("Mortgagor") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Mortgagee").


                                    RECITALS


     A. Mortgagor and Mortgagee entered into that certain Real Estate Mortgage and Security Agreement dated as of December 10, 1987 ("Mortgage"), pursuant to which Mortgagor granted a mortgage lien on the real property described on
                                                                       --
Exhibit "A" attached hereto to secure repayment of amounts payable under that
- -----------
certain Credit Agreement dated as of December 10, 1987 by and between Mortgagor and Mortgagee, and under that certain promissory note issued thereunder. The Mortgage was recorded as follows:


               Filing Office                     Filing Data

               County Clerk                      No. 663323
               Tulsa, County, Oklahoma           Book 5070, Page 0618

               Secretary of State                No. 735
               State of Oklahoma                 Vol. 78, Page 6756
               Interstate Commerce Commission    No. 15417


     B. Mortgagor and Mortgagee amended the Mortgage as evidenced by an Amendment to Real Estate Mortgage and Security Agreement dated April 23, 1991, which Amendment was recorded as follows:


               Filing Office                     Filing Date

               County Clerk                      No. 986827
               Tulsa County, Oklahoma            Book 5318, Page 1612
                                                 Date Recorded April 30,1991

               Secretary of State                No. 797
               State of Oklahoma                 Vol. 123, Page 26530
                                                 Date Recorded May 20, 1991

               Interstate Commerce Commission    No. 15417-B
                                                 Date Recorded May 21, 1991

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     C.   Mortgagor and Mortgagee amended the Mortgage as evidenced by an
Amendment to Real Estate Mortgage and Security Agreement dated November 4, 1994, which Amendment was recorded as follows:

               Filing Office                     Filing Data

               County Clerk                      No. 94116043
               Tulsa County, Oklahoma            Book 5670, Page 1381
                                                 Date Recorded November 9, 1994

               Secretary of State                No. 821
                                                 Vol. 137, Page 35131
                                                 Date Recorded November 15, 1994

               Interstate Commerce Commission    No. 15417-D
                                                 Date Recorded November 29, 1994

     NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to further amend the Mortgage as follows:

     1.   Terminology.
          -----------

          1.1. The term "Note," as used therein, includes that certain promissory note of even date herewith in the original principal amount of $1,500,000.00, payable by Mortgagor to the order of Mortgagee, and that certain promissory note of even date herewith in the original principal amount of $2,000,000.00, payable by Mortgagor to the order of Mortgagee. The term "Secured Indebtedness" as used therein, includes that Note.

          1.2. The term "Credit Agreement," as used therein, means that certain Restated Credit Agreement dated April 23, 1991, by and between Mortgagor and Mortgagee, as amended by the Amendment to Restated Credit Agreement entered into as of May 31, 1992, and the Second Amendment to Restated Credit Agreement dated September 24, 1993, as amended by the Third Amendment to Restated Credit Agreement dated November 4, 1994, and as amended by the Fourth Amendment to Restated Credit Agreement of even date herewith.

     2.   Note.  Mortgagor and Mortgagee acknowledge and agree that the Note is
          ----
a change in form of the promissory note originally described in the Mortgage.

     3.   Ratification.  All terms and conditions of the Mortgage, unless
          ------------
expressly modified hereby, are hereby ratified and confirmed and shall continue in full force and effect, and, to further ratify the Mortgage, Mortgagor does hereby grant, bargain, sell, convey and mortgage unto Mortgagee and grant a security interest to Mortgagee in and to all of Mortgagor's right, title and interest in and to the Collateral, as defined in the Mortgage, to secure the Secured Indebtedness.


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                                    "Mortgagor"

                              SAND SPRINGS RAILWAY COMPANY

                              By:  s/Stephen R. Johnson/
                              Name:    Stephen R. Johnson
                              Title:      Treasurer

                              Address:  1650 S. 81/st/ W. Avenue
                                        Tulsa, OK  74127


                                    "Mortgagee"

                              BANK OF OKLAHOMA,
                              NATIONAL ASSOCIATION

                              By:  s/Bridget E. Leenstra/
                              Bridget Leenstra, Assistant Vice President

                              Address:    P. O. Box 2300
                                       Tulsa, OK  74192
STATE OF OKLAHOMA
                              )ss.
COUNTY OF TULSA

     This instrument was acknowledged before me on 7/30/96, by Stephen R. Johnson, as Treasurer of SAND SPRINGS RAILWAY COMPANY.

My Commission Expires: 2/6/2000

                              s/Debbie Avey/
                              --------------
                              Notary Public
[SEAL]

STATE OF OKLAHOMA
                              )ss.
COUNTY OF TULSA

This instrument was acknowledged before me on 7/30/96, by Bridget Leenstra, as Vice President of BANK OF OKLAHOMA,, NATIONAL ASSOCIATION.

My Commission Expires 2/6/2000

                              s/Debbie Avey/
                              --------------
                              Notary Public


[SEAL]

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                                  EXHIBIT "A"

                            (Property Descriptions)

Exhibit "A" - Property Descriptions is incorporated by reference to Exhibit 4.18 to the registrant's Registration Statement on Form S-1, Registration No. 33-67532, filed with the Securities and Exchange Commission on August 17, 1993.

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